SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549


                SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934

                   (Amendment No.      )


(  )  Filed by the Registrant
(  )  Filed by a Party other than the Registrant

Check the appropriate box:

(x )  Preliminary Proxy Statement
(  )  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-b(e)(2))
(  )  Definitive Proxy Statement
(  )  Definitive Additional Materials
(  )  Soliciting Material Pursuant to (section mark)240.14a-11(c) or
      (section mark)240.14a-12



                       PCA International, Inc.
            (Name of Registrant as Specified In Its Charter)



   (Name of Person(s) Filing Proxy Statement If Other Than Registrant)


PAYMENT OF FILING FEE (Check the appropriate box):

(  )  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
(  )  $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
(  )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

(Set forth the amount on which the filing fee is calculated and state how it was determined)

( ) Fee previously paid with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:              $

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

                            PCA INTERNATIONAL, INC.
                          NOTICE OF ANNUAL MEETING OF
                    SHAREHOLDERS TO BE HELD ON MAY 24, 1995
     The Annual Meeting of Shareholders of PCA International, Inc. (the "Company") will be held on May 24, 1995, at 10:00 a.m. at the Company's principal executive offices located at 815 Matthews-Mint Hill Road, Matthews, North Carolina, for the following purposes:
     (1) To elect seven Directors to serve until the 1996 Annual Meeting of Shareholders and to serve until their successors are elected and qualified.
     (2) To approve amendments to the Company's 1992 Non-Qualified Stock Option Plan.
     (3) To approve an amendment to the Company's Articles of Incorporation.
     (4) To ratify the selection of KPMG Peat Marwick as Independent Auditors.
     (5) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
     The Board of Directors has fixed the close of business on March 31, 1995, as the record date for the meeting. Only shareholders of record at that time are entitled to notice of and to vote at the meeting.
     The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the attached proxy statement for further information with respect to the business to be transacted at the meeting. Management urges you to date, sign and return the enclosed proxy promptly. You are cordially invited to attend the meeting in person, and the giving of the proxy will not affect your right to vote in person if you elect to do so at the meeting.
                                            By order of the Board of Directors,
                                            BRUCE A. FISHER
                                            SECRETARY
April 24, 1995
Matthews, North Carolina

                            PCA INTERNATIONAL, INC.
                          815 Matthews-Mint Hill Road
                         Matthews, North Carolina 28105
                                PROXY STATEMENT
     This proxy statement is furnished to the shareholders of PCA International, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on May 24, 1995 (the "1995 Annual Meeting"), or any adjournment or postponement thereof for the purposes set forth in the Notice of Annual Meeting of Shareholders. The cost of soliciting proxies will be borne by the Company.
                                    GENERAL
     This proxy statement and form of proxy are expected to be mailed to shareholders on or about April 24, 1995. Only shareholders of record at the close of business on March 31, 1995, will be entitled to receive notice of, and vote at, the meeting or any adjournment thereof.
     As of the close of business on March 31, 1995, the Company had 8,109,771 outstanding shares of Common Stock, par value $0.20 per share (the "Common Stock"). Each shareholder of record is entitled to one vote for each share of Common Stock then held and shall have the right to vote the number of shares so owned for each proposal and for each Director to be elected.
     The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the 1995 Annual Meeting of Shareholders constitutes a quorum for the transaction of business. Any proxy may be revoked at any time prior to its exercise by notifying the Secretary in writing, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.
     If the enclosed proxy is properly executed and returned in time to be voted at the 1995 Annual Meeting, the shares of Common Stock represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted "FOR" the matters listed in the accompanying Notice of Annual Meeting of Shareholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Directors will be elected by a plurality of the votes cast at the 1995 Annual Meeting. Provided a quorum is present, abstentions and shares not voted are not taken into account in determining a plurality. Abstentions and broker "non-votes" will be voted neither "FOR" nor "AGAINST" the approval of each of the matters to be voted upon.

                                STOCK OWNERSHIP
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
     The following table shows the beneficial ownership as of March 31, 1995, of each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock:

                                                    AMOUNT AND
                                                    NATURE OF
                        NAME AND ADDRESS            BENEFICIAL      PERCENT
TITLE OF CLASS         OF BENEFICIAL OWNER          OWNERSHIP       OF CLASS
Common Stock,     Centennial Associates, L.P.       2,018,957  (1)     24.9%
$0.20 par         c/o Mr. Joseph H. Reich
value             900 Third Avenue
                  New York, New York 10022

Common Stock,     Mr. Joseph H. Reich                 510,350  (1)     31.2%(2)
$0.20 par         900 Third Avenue                  2,018,957  (2)
value             New York, New York 10022          2,529,307  (1)

Common Stock,     Reprise Capital Corporation         678,055  (3)      8.2%
$0.20 par         c/o Mr. Stanley Tulchin
value             400 Post Avenue
                  Westbury, New York 11590
Common Stock      Tiger Management Corporation        623,400  (4)      7.7%
$0.20 par         101 Park Avenue
value             New York, New York 10178
Common Stock      Furman Selz Incorporated            623,000           7.7%
$0.20 par         c/o Ms. Valerie King
value             230 Park Avenue
                  New York, New York 10169

(1)See Note (5) to the table under "Stock Ownership of Directors and Executive Officers" below.
(2)Includes Centennial ownership listed above. Joseph H. Reich is deemed the beneficial owner of shares in Centennial Associates, L.P., due to his position as Managing Partner of that entity.
(3)Includes certain shares as to which Mr. Tulchin disclaims beneficial ownership. See Notes (2) and (7) to the table under "Stock Ownership of Directors and Executive Officers" below.
(4)Includes 46,870 shares (0.6% of outstanding) owned by Panther Partners, L.P., whose advisor, Panther Management Company L.P. (a registered investment advisor), is affiliated with Tiger Management Corporation.
                                       2

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
     The following table shows the beneficial stock ownership as of March 31, 1995 of each of the current Directors of the Company and of all Directors and Executive Officers as a group of the outstanding shares of the Company's Common Stock, $0.20 par value, which is the only class of voting securities outstanding. Each of the individuals listed below possesses sole voting and investment power with respect to the shares listed opposite his or her name, unless noted otherwise:

                                                                      AMOUNT AND NATURE OF         PERCENT
NAME                                                                 BENEFICIAL OWNERSHIP(1)       OF CLASS
Anders C. Brag.................................................                   26,250(3)              *
R. Stuart Dickson..............................................                   53,034(4)              *
Peter B. Foreman...............................................                  263,308(9)            3.2%
George Friedman................................................                    8,900                 *
John Grosso....................................................                  191,900(2)            2.3%
Joseph H. Reich................................................                2,529,307(5)           31.2%
Sara Lee Schupf................................................                   50,000(8)              *
Albert F. Sloan................................................                    1,850(6)              *
Stanley Tulchin................................................                  678,055(2)(7)         8.2%
Jan M. Rivenbark...............................................                   35,500(2)              *
Eric H. Jeltrup................................................                   97,300(2)            1.2%
Bruce A. Fisher................................................                   64,335(2)              *
R. Michael Spencer.............................................                   45,454(2)              *
All Executive Officers and Directors as a group
  (13 persons listed above)(10)................................                4,045,193(2)           47.2%

 * Less than 1% of the outstanding shares of Common Stock of the Company.
 (1)Pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, beneficial ownership of a security consists of sole or shared voting power (including power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, beneficial ownership disclosed consists of sole voting and investment power.
 (2)The numbers and percentages of shares shown in the table above include stock options covering Common Stock exercisable within 60 days of March 31, 1995 as follows: Mr. Tulchin -- 150,000; Mr. Grosso -- 125,000; Mr.
    Rivenbark -- 31,000; Mr. Jeltrup -- 67,000; Mr. Fisher -- 38,500; and Mr. Spencer -- 42,000; and all Executive Officers and Directors as a group (including such individuals) -- 453,500. Such persons and members of such group disclaim any beneficial ownership of the shares subject to such options.
 (3)Includes (i) 13,750 shares beneficially owned by Mr. Brag, and (ii) 12,500 shares beneficially owned by his wife. Mr. Brag disclaims beneficial ownership of the shares owned by his wife. Mr. Brag has advised the Company of his intention to resign as a Director as of May 23, 1995.
 (4)Includes (i) 300 shares beneficially owned by Mr. Dickson and (ii) 52,734 shares beneficially owned by a wholly-owned subsidiary of Ruddick Corporation of which Mr. Dickson is Chairman of the Executive Committee.
                                       3

 (5)Joseph H. Reich, Centennial Associates, L.P., and Carol F. Reich, jointly reported beneficial ownership of 463,850, 2,018,957 and 46,500 shares, respectively. It was reported that each of such persons had sole dispositive power or sole investment power with respect to the shares held individually by each of them. Such persons have stated that the fact that their beneficial ownership was reported jointly did not constitute an admission that each of them should be deemed to be part of a group.
 (6)Includes 450 shares beneficially owned by Mr. Sloan's wife as to which he disclaims beneficial ownership.
 (7)Includes (i) 135,591 shares beneficially owned by Mr. Tulchin, (ii) 392,464 shares beneficially owned by Reprise Capital Corporation of which Stanley Tulchin is Chairman of the Board and he and his brother, Norman Tulchin, are each 29% equity owners. His brother, Norman Tulchin, beneficially owns 121,719 shares. Stanley Tulchin disclaims beneficial ownership of the shares owned by his brother and by Reprise Capital Corporation.
 (8)50,000 shares are owned by the Tillie K. Lubin Marital Trust of which Sara Lee Schupf is the trustee and a beneficiary. Ms. Schupf has advised the Company of her intention to resign as a Director as of May 23, 1995.
 (9)Mr. Foreman is a limited partner in Centennial Associates, L.P., owning less than a 5% interest therein. The shares shown exclude any indirect ownership of the Company's shares which might be attributable to him by reason of his limited partnership interest.
(10)Figure does not include 60,350 shares beneficially owned by John Cornelius and 50,109 shares beneficially owned by Pierre Masse, both of whom resigned as executive officers during fiscal year 1994.
     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Officers and Directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Based on Company records and other information, the Company believes that all such SEC filing requirements with respect to the 1994 fiscal year were met.
                                     ITEM 1
                             ELECTION OF DIRECTORS
     The Company's Directors are elected at each Annual Meeting to serve for a one-year term and until their respective successors are elected and qualified. Pursuant to the Company's Bylaws, the Board of Directors has reduced the size of the Company's Board of Directors from nine to seven Directors, effective at the close of business on May 23, 1995. Seven nominees are to be elected this year to serve until the Annual Meeting in 1996. Unless contrary instructions are given, the enclosed proxy will be voted for the seven nominees named below. All nominees are presently serving as Directors of the Company, have consented to be named herein as standing for election to the Board of Directors and have consented to serve if elected. If any nominee is unable or unwilling to serve at the time of the election, or is otherwise unavailable for election, the proxies will have discretionary authority to vote in accordance with their judgment for any other nominee. The Board of Directors knows of no reason to anticipate this will occur.
     The following table sets forth certain information relating to each nominee for Director to be elected at the 1995 Annual Meeting. All nominees, except Mr. Friedman, have been heretofore elected by the shareholders and are standing for re-election as Directors. Mr. Friedman has been a Director since August 25, 1994.
                                       4

                           NAME, PRINCIPAL
                   OCCUPATION, BUSINESS EXPERIENCE
                       DURING LAST FIVE YEARS,                                 POSITIONS AND OFFICES    DIRECTOR
                         OTHER DIRECTORSHIPS                            AGE      WITH THE COMPANY        SINCE
Joseph H. Reich                                                         60     Chairman of the Board      1987
  Managing Partner of Centennial Associates, L.P., since April 1989.
John Grosso                                                             48     President, Chief           1987
  President and Chief Executive Officer of the Company since 1987.             Executive Officer and
                                                                               Director
Stanley Tulchin                                                         68     Director                   1987
  Mr. Tulchin is, and for at least five years has been, a Director and Chairman of the Board of Reprise Capital Corporation and
  Stanley Tulchin Associates. He has been a Director of the Topps
  Company, Inc., since 1987 and Chairman of the Board of STA Credit
  Corporation since 1991.
R. Stuart Dickson                                                       65     Director                   1983
  Chairman of the Executive Committee, Ruddick Corporation; Chairman
  of the Board of Ruddick Corporation 1968 to 1994; Director of First
  Union Corporation and Textron, Inc., since 1985 and 1984,
  respectively, and of United Dominion Industries, Inc. since 1990.
Peter B. Foreman                                                        59     Director                   1994
  President of Sirius Corporation since 1994; Founding Partner of
  Harris Associates, L.P. from 1976-1993; Director of Eagle Food
  Centers, Glacier Water Services, and National Picture and Frame
  Company. He is also Chairman of the Board of Iliad Partners (IFM
  Asset Management-Bermuda).
George Friedman                                                         60     Director                   1994
  Chairman and CEO of Parallel Communications, Inc., since 1994.
  Chairman and CEO of Gryphon Development Ltd. from 1986-1992.
Albert F. Sloan                                                         65     Director                   1981
  Chairman of the Board of Lance, Inc., until 1991; Director of
  Lance, Inc., and Bassett Furniture Industries, Inc., for more than five years; and RichFoods, Incorporated since 1990, and Cato
  Corporation since 1994.

DIRECTORS' REMUNERATION; ATTENDANCE
     The Company's policy on Director compensation is to pay Directors' fees only to Directors who are not employees of the Company. Each non-employee Director receives an $8,000 flat annual fee, plus $1,000 for each Board of Directors meeting attended, and the Chairman of the Board receives $52,000 per annum. Additionally, all Directors are reimbursed for expenses incurred in connection with attending Board and Committee meetings. The Board of Directors has adopted an amendment to the Company's 1992 Non-Qualified Stock Option Plan, subject to shareholder approval as discussed in Item 2 of this Proxy Statement, to grant to non-employee Directors certain options to purchase shares of the Company's Common Stock.
     During the last fiscal year, there were four regularly scheduled meetings and one special meeting of the Board of Directors. Each Director attended 80% or more of the total number of meetings of the Board of Directors and meetings of all Committees on which he or she served.
                                       5

     The Board of Directors does not have a Nominating Committee; nominees for election to the Board of Directors are selected by action of the entire Board. COMMITTEES OF THE BOARD
     EXECUTIVE COMMITTEE. Messrs. Grosso, Reich (Chairman), and Tulchin are members of the Executive Committee. The Executive Committee has been delegated authority to act on behalf of the Board of Directors when such Board is not in session.
     AUDIT COMMITTEE. Messrs. Dickson (Chairman), Sloan, and Tulchin are members of the Audit Committee. The Audit Committee makes recommendations to the Board concerning the selection of the independent accountants of the Company, reviews the scope of the audit, reviews the audit report, and makes recommendations to the Board concerning accounting principles and practices, internal controls, financial reporting, and other related matters. The Audit Committee had one formal meeting during the last fiscal year.

     COMPENSATION COMMITTEE. Messrs. Brag and Foreman (Chairman) and Ms. Schupf served as members of the Compensation Committee during fiscal year 1994(*). The Compensation Committee has the responsibility for reviewing, monitoring and recommending overall compensation plans and policies, including amounts of all compensation for the Company's Directors and Officers at or above the level of Executive Vice President. The Compensation Committee held one formal meeting and met informally at various times during the last fiscal year.
     STOCK OPTION PLAN ADMINISTRATION COMMITTEE. Messrs. Brag and Foreman (Chairman) and Ms. Schupf served as members of the Stock Option Plan Administration Committee for each of the Company's Stock Option Plans during fiscal year 1994(*). The Stock Option Plan Administration Committee, which has the responsibility for granting options under the Company's Stock Option Plans, met informally at various times during the last fiscal year to make decisions regarding the grant of options.

     (*) Mr. Brag and Ms. Schupf have advised the Company of their intention to resign as Directors as of May 23, 1995. Their replacements on the Compensation and Stock Option Plan Committees will be selected by the Board of Directors.
                             EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION AND STOCK OPTION PLAN ADMINISTRATION COMMITTEES
     The Company's executive compensation and incentive programs are designed to attract and retain able and talented executives who can build shareholder value and accelerate the growth of the Company.
     The Compensation Committee believes the best interests of the shareholders are served if a significant portion of the compensation paid to the Company's executive group is dependent upon overall Company performance. This approach links executive remuneration more closely to gains enjoyed by the Company's shareholders. The Committee also believes that it is important to formulate a compensation program that will motivate and retain executives with superior abilities.
     The principal component of the Company's executive compensation program is cash compensation that consists of a base salary and annual cash bonuses. Each year, the Compensation Committee reviews total compensation levels for the executive group and recommends to the Board of Directors the annual salaries to be paid and the levels of bonuses to be established under a cash bonus plan. The Committee subjectively considers such factors as achievement of the prior year's financial targets and goals for the coming year with
                                       6
respect to sales, growth, earnings, income from operations, earnings per share and return on capital. Finally, the Committee considers the compensation levels of executives with other companies with which the Company competes for executive talent, including the compensation levels of direct industry competitors.
     In 1994, the Board, upon the Committee's recommendation, awarded Mr. Grosso a 3.5% base salary increase and increased salaries of other key executives 3.5% to 10%. Certain key executives received salary adjustments that reflected increased responsibilities. The Compensation Committee believes the level of base salaries for senior executives is equivalent to or lower than salaries of executives with similar responsibilities for competing companies.
     The Company also has a cash bonus plan for senior management and executive officers. Because the Board of Directors considered 1994 a transitional year for the Company, 1994 cash awards were made at the discretion of the Board of Directors, upon the recommendation of the Compensation Committee, following completion of the annual audit. The Committee subjectively considered achievement of divisional and departmental operating and financial objectives, Company-wide operating and financial objectives, and individual performance in making its recommendation. The Committee also took into account anticipated future responsibilities, and employee loyalty and continuity of service.
     The Company uses stock options as its primary incentive for long-term commitment. The Stock Option Plan Administration Committee believes that the use of stock-based incentives most closely aligns the interests of the Company's executives with those of its shareholders. These options generally vest over a five-year period. In addition, stock options with a shorter vesting period have been granted under the Company's 1992 Stock Option Plan. The Stock Option Plan Administration Committee has the responsibility for identifying the optionees to receive grants and establishing terms of the options, including the conditions for exercise and the amount of the exercise price. Normally, the number of shares subject to a stock option granted to a particular officer or employee depends upon past performance of the optionee and the position held by the optionee.
     The Stock Option Plan Administration Committee has placed significant emphasis on stock options for the Company's senior executives. Because of the direct link created between shareholder value and the value of each optionee's investment in the Company, it is the Committee's view that stock options encourage executives to take a longer term, shareholder-oriented view of the impact of their decisions and actions. Over the past three years, stock options were granted to approximately 90 executives and key employees.
     Regulations of the SEC require the Compensation Committee and the Stock Option Plan Administration Committee to disclose their bases for compensation reported for Mr. Grosso, the Chief Executive Officer, in 1994 and to discuss the relationship between the Company's performance during the last fiscal year and Mr. Grosso's compensation.
     The Compensation Committee has followed the philosophy described above in determining Mr. Grosso's compensation. In considering his base salary and stock options granted to him during 1994, the Committee considered both the Company's overall performance and Mr. Grosso's individual performance for the previous fiscal year. Mr. Grosso received no cash bonus for 1994, reflecting the Committee's view that 1994 was a transitional year. In determining stock option grants, the Committee particularly took into consideration Mr. Grosso's efforts in restructuring the Company's top management roles, his greater emphasis during 1994 on longer term, strategic planning for the Company's business, and his leadership in better positioning the Company to take full advantage of its technological capabilities. The Committee also took into account the compensation levels of chief executives of other companies with which the Company competes for executive talent, including the compensation levels of direct industry competitors.
                                       7

     The above report is presented by the non-employee Directors who compose the Compensation Committee and the Stock Option Plan Administration Committee of the 1990 and 1992 Stock Option Plans.
         Anders C. Brag         Peter B. Foreman         Sara Lee Schupf
     The tables that follow reflect the decisions included in this report:
                         I. SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM COMPENSATION
                                                ANNUAL COMPENSATION
                                                                 OTHER               AWARDS           PAYOUTS
                                                                 ANNUAL       RESTRICTED    OPTIONS    LTIP      ALL OTHER
                                FISCAL    SALARY     BONUS    COMPENSATION   STOCK AWARDS   NO. OF    PAYOUTS   COMPENSATION
 NAME AND PRINCIPAL POSITION     YEAR      ($)        ($)         ($)            ($)        SHARES      ($)        ($)(1)
John Grosso                      1994    $220,644        $0                                 25,000                $  4,955
  President                      1993    $208,125    $1,250                                 25,000                $  4,842
  Chief Executive Officer        1992    $185,906        $0                                 30,000                $  9,887
Jan M. Rivenbark                 1994    $168,533   $28,160    $    3,529(2)                15,000                $  4,955
  Executive Vice President       1993    $155,000    $1,250    $   20,117(2)                20,000                $  1,551
  Chief Operating Officer        1992    $ 64,256        $0                                 54,000                $      0
Eric H. Jeltrup                  1994    $172,000   $46,000                                 15,000                $  4.955
  Executive Vice President       1993    $152,350    $1,250                                 20,000                $  3,545
  Chief Technical Officer        1992    $128,300        $0                                 18,000                $  6,823
Bruce A. Fisher                  1994    $137,767   $23,200                                 10,000                $  4,529
  Senior Vice President          1993    $123,375    $1,250                                 15,000                $  2,871
  Chief Financial Officer        1992    $102,625    $8,258                                 15,000                $  5,458
R. Michael Spencer               1994    $133,412   $21,528                                      0                $  4,404
  Senior Vice President          1993    $123,375    $1,250                                 15,000                $  2,871
  Treasurer                      1992    $102,625    $8,258                                 15,000                $  5,458
John F. Cornelius(3)             1994    $160,000        $0                                      0                $  4,955
  Senior Vice President          1993    $151,050    $1,250                                 20,000                $  3,514
  Field Operations               1992    $123,150        $0                                 18,000                $  6,550
J. Pierre Masse                  1994    $146,791(4)      $0                                     0                $ 27,600(5)
  Formerly Executive Vice        1993    $150,000    $1,250                                 20,000                $  3,490
  President Marketing            1992    $115,000    $8,258                                 15,000                $  6,116

(1)Company's portion of Profit Sharing Plan contribution.
(2)Relocation cost reimbursed by the Company.
(3)After a medical leave of absence, the duties of Mr. Cornelius were restructured and he did not serve as an executive officer of the Company as of the end of fiscal 1994.
(4)Salary to December 1, 1994, the date of resignation of Mr. Masse.
(5)Amounts paid pursuant to an employment separation agreement with the Company. The separation agreement includes non-disclosure and non-competition clauses and provides for equal monthly payments to Mr. Masse totaling $193,200 for the period from December 1, 1994 through January 31, 1996.
                                       8

                             II. OPTION GRANT TABLE
    OPTIONS GRANTED IN THE LAST FISCAL YEAR AND POTENTIAL REALIZABLE VALUES

                                                                                                   POTENTIAL REALIZABLE
                                                      INDIVIDUAL GRANTS                              VALUE AT ASSUMED
                                TOTAL OPTIONS                                                      ANNUAL RATES OF STOCK
                                   GRANTED           % OF TOTAL       EXERCISE OR                   PRICE APPRECIATION
                                IN FISCAL YEAR     OPTIONS GRANTED    BASE PRICE     EXPIRATION     FOR OPTION TERM(2)
NAME                                (#)(1)         IN FISCAL YEAR       ($/SH)          DATE        5% ($)      10% ($)
John Grosso                          25,000              11.5%           $9.50       8/26/2004     $118,750     $237,500
Jan M. Rivenbark                     15,000               6.9%           $9.50       8/26/2004     $ 71,250     $142,500
Eric H. Jeltrup                      15,000               6.9%           $9.50       8/26/2004     $ 71,250     $142,500
Bruce A. Fisher                      10,000               4.6%           $9.50       8/26/2004     $ 47,500     $ 95,000

(1)The options vest pro rata over a five-year period from the date of grant, August 26, 1994.
(2)These values are hypothetical; there is no assurance that the stock will achieve these rates of appreciation.
                III. OPTIONS EXERCISED AND YEAR-END VALUE TABLE
AGGREGATED OPTIONS EXERCISED IN THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                                      NUMBER OF              VALUE OF UNEXERCISED
                                                               UNEXERCISED OPTIONS HELD    IN-THE-MONEY OPTIONS HELD
                                SHARES ACQUIRED     VALUE        AT JANUARY 29, 1995          AT JANUARY 29, 1995
                                  ON EXERCISE      REALIZED          EXERCISABLE/                EXERCISABLE/
NAME                                  (#)            ($)          UNEXERCISABLE (#)          UNEXERCISABLE ($)(1)
John Grosso                                                             95,000/                    $159,250/
                                       0              $0                 94,500                    $  73,375
Eric H. Jeltrup                                                         58,000/                    $273,000/
                                       0              $0                 40,000                    $  64,500
Bruce A. Fisher                                                          37,500/                    $ 79,625/
                                       0              $0                 34,000                    $  43,000
R. Michael Spencer                                                       39,000/                    $ 91,000/
                                       0              $0                 21,000                    $  22,750
Jan M. Rivenbark                                                         31,000/                    $      0/
                                       0              $0                 58,000                    $       0

(1)Based on closing price of $9.25 per Common Share on January 29, 1995.
                                       9

              IV. COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                         AMONG PCA INTERNATIONAL, INC.
                  NASDAQ U.S. AND NASDAQ NON-FINANCIAL INDICES

     (Performance Graph appears here. The plot points are listed below.)

                         Jan 90    Jan 91    Jan 92    Jan 93   Jan 94   Jan 95
NASDAQ US                $100      $103      $158      $178     $204     $195
NASDAQ Non-Financial     $100      $108      $164      $174     $201     $185
PCA International, Inc.  $100      $205      $546      $587     $349     $316

       Assumes $100 invested on January 31, 1990, in PCA Common Stock, NASDAQ U.S. Index and NASDAQ Non-Financial Index.
       Total Return assumes reinvestment of dividends.
       There are 12 industry peer group indices developed for NASDAQ by the Center for Research in Securities Prices at the University of Chicago. The Non-Financial Index includes PCA International, Inc.
                                       10

                                     ITEM 2
                        PROPOSAL TO AMEND THE COMPANY'S
                      1992 NON-QUALIFIED STOCK OPTION PLAN

     The Board of Directors is submitting to the shareholders, for their approval, a Second Amendment and a Third Amendment to the Company's 1992 Non-Qualified Stock Option Plan (the "1992 Plan"). The Second Amendment to the 1992 Plan (the "Second Amendment") primarily provides for stock options to be granted pursuant to a formula to non-employee Directors of the Company. The Third Amendment to the 1992 Plan (the "Third Amendment") allows non-employee Directors of the Company to elect to receive payment of fees for their services as Directors in the form of options to acquire Common Stock of the Company. The Board believes that the 1992 Plan has been an important means of attracting, retaining and motivating key employees and that the Second and Third Amendments will extend the 1992 Plan to serve the important purpose of attracting, retaining and motivating non-employee Directors.

SUMMARY OF THE EXISTING 1992 PLAN
     The Company's 1992 Plan was adopted and approved by the shareholders at the 1992 Annual Meeting and was amended by the shareholders at the 1993 Annual Meeting. The current 1992 Plan, as amended in 1993, provides for the discretionary grant of non-qualified stock options by the Stock Option Plan Administration Committee of the Board of Directors (the "Plan Administration Committee") to key employees and non-employee Directors of the Company. (The proposed Second Amendment would make non-employee Directors ineligible for such discretionary grants.) The Company has more than 250 key employees eligible to receive grants under the 1992 Plan, in addition to eight non-employee Directors. As of March 31, 1995, options have been granted under the currently approved 1992 Plan to 48 key employees and to no non-employee Directors. Under the second amendment of the 1992 Plan, subject to shareholders approval, options have been granted to seven non-employee Directors.
     Non-qualified stock options granted pursuant to the 1992 Plan entitle the holders thereof to purchase shares of the Company's Common Stock. The number of shares that the holder may purchase, the price at which the shares may be purchased, and the vesting and expiration dates of the option are established by the Plan Administration Committee at the time of grant. The 1992 Plan provides that options cannot be exercised sooner than six months from the date of grant, and must expire no sooner than three months after the exercise date and no later than ten years from the date of grant. Unexercised options terminate immediately upon the holder's termination of employment for any reason other than death, disability or normal retirement. In the event of a holder's death, disability or normal retirement, options must be exercised, if at all, within certain limited periods of time. Options are not transferable other than upon death. (The Second Amendment would allow additional limited transferability pursuant to qualified domestic relations orders.) The maximum number of shares available to be issued under the 1992 Plan is 1,725,000, subject to adjustment to reflect any change in the capitalization of the Company. The closing sales price for the Company's Common Stock as quoted on the NASDAQ Stock Market on March 31, 1995 was $10.06 per share.
     The 1992 Plan may be amended, modified, suspended or terminated by the Board of Directors, provided any such modification or amendment must be made subject to shareholder approval when the Board of Directors deems such shareholder approval necessary in order to comply with applicable laws, rules or regulations, or otherwise desirable.
     Stock options granted under the Plan do not receive the tax treatment available to "incentive stock options" under the Internal Revenue Code of 1986. Upon the grant of a non-qualified stock option, an option
                                       11
holder will not recognize ordinary income and the Company will not receive a corresponding deduction. On the date any such option is exercised, an option holder generally will recognize ordinary income equal to the amount by which the fair market value of the Common Stock on the exercise date exceeds the option price paid for such stock, and the Company will generally receive a deduction in the same amount. However, any option holder who is subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 (officers, directors and beneficial owners of more than ten percent of any class of equity securities of the Company) who exercises an option for which the option price is greater than the fair market value of the Company's Common Stock on the exercise date will not recognize income on the date of exercise but rather will recognize a gain or loss six months after the date of exercise, unless the option holder elects to recognize the loss at the date of exercise. If such an election is made, the option holder will recognize ordinary loss equal to the amount by which the option price exceeds the fair market value of the Common Stock on the date of exercise. If such an election is not made, the option holder will recognize a gain or a loss based on the fair market value of the Common Stock on the date six months after the exercise. If, on the date six months after the exercise, the fair market value of the Common Stock exceeds the option price, the option holder will recognize ordinary income equal to the amount by which the fair market value of the Common Stock exceeds the option price. If, on that date, the option price exceeds the fair market value of the Common Stock, the option holder will recognize ordinary loss equal to the amount by which the option price exceeds the fair market value of the Common Stock.
     Any such ordinary income recognized by an option holder who also is an employee of the Company is subject to income tax withholding by the Company and may also be subject to withholding of certain employment taxes. The Company generally will be entitled to a deduction in an amount equal to the income recognized by the option holder and such deduction shall be allowed for the taxable year of the Company in which the option is exercised. The Company's deduction is conditioned upon its withholding of the required amount of income tax for those option holders who are employees of the Company. The Company will have no withholding obligations upon the recognition of ordinary income resulting from the exercise of options by any non-employee option holder; and consequently, the Company's deduction will not be conditioned upon satisfaction of any obligation.
     The above summary of the 1992 Plan is qualified in its entirety by reference to the full text of the 1992 Plan, a copy of which may be obtained without charge by written request to the Company, 815 Matthews-Mint Hill Road, Matthews, North Carolina 28105, Attention: Bruce A. Fisher.
SUMMARY OF THE PROPOSED 1992 PLAN SECOND AMENDMENT
     The proposed Second Amendment to the 1992 Plan adds provisions pursuant to which non-employee Directors of the Company are issued stock options in accordance with a predetermined formula. Although non-employee Directors were eligible for grants of discretionary stock options under the 1992 Plan, the discretionary nature of such grants would have created potential "short-swing" profits liability under Section 16(b) of the Securities and Exchange Act of 1934 for non-employee Directors serving on the Plan Administration Committee. Because the Plan Administration Committee must be made up of at least three non-employee Directors, options under the 1992 Plan effectively have been unavailable to the Company's non-employee Directors.
     The Second Amendment will make available two kinds of options under the 1992 Plan. The form of discretionary options that have been granted to date, and that will continue to be available for grant by the Plan Administration Committee to key employees, are termed "Discretionary Stock Options" in the Second Amendment. The Second Amendment excludes non-employee Directors from eligibility for grants of Discretionary Stock Options.

     The Second Amendment adds a second form of option termed "Formula Plan Options." Formula Plan Options are issued automatically by the Company to non-employee Directors and are not subject to discretionary control by the Plan Administration Committee. There are currently eight non-employee Directors eligible for the grant of Formula Plan Options and to whom such options have been granted, subject to shareholder approval. The consideration received by the Company for the granting of either form of option is the past service provided to the Company by the option holder, or the prospect of the option holder's future services to the Company.
     The Second Amendment, subject to subsequent approval by the Company's shareholders, grants to each non-employee member of the Board of Directors on August 25, 1994, Formula Plan Options to purchase 10,000 shares of the Company's Common Stock. Each person thereafter becoming a Director and who is not a Company employee will similarly be granted an option to purchase 10,000 shares of Common Stock. In addition, on the day following the Company's annual meeting of shareholders each year, every member of the Board of Directors who is not an employee shall receive an option to purchase 2,000 shares of Common Stock. The formula for the grant of Formula Plan Options may be amended or altered in the same manner as provided in the 1992 Plan, but not more often than once every six months except as necessary to comply with the Internal Revenue Code.
     The purchase price to be paid upon the exercise of Formula Plan Options is the per share fair market value of the Common Stock on the date the option is granted. Formula Plan Options may not be exercised sooner than six months from
(i) the date of grant or (ii) the date of shareholder approval of the plan or amendment allowing the grant, whichever is later. The tax treatment of Formula Plan Options will be the same as the tax treatment of non-employee option holders subject to Section 16(b) as described in the above Summary of the Existing 1992 Plan.
                                       13

                               NEW PLAN BENEFITS
                          UNDER 1992 STOCK OPTION PLAN
                         WITH PROPOSED SECOND AMENDMENT
                             AND THIRD AMENDMENT(1)

                             NAME AND POSITION                                 DOLLAR VALUE ($)(2)    NUMBER OF UNITS
John Grosso(3)..............................................................         0                       0
  President and Chief Executive Officer
  Director and Director Nominee
Jan M. Rivenbark(3).........................................................         0                       0
  Executive Vice President
  Chief Operating Officer
Eric H. Jeltrup(3)..........................................................         0                       0
  Executive Vice President Chief Technical Officer
Bruce A. Fisher(3)..........................................................         0                       0
  Senior Vice President
  Chief Financial Officer
R. Michael Spencer(3).......................................................         0                       0
  Senior Vice President
  Treasurer
John F. Cornelius(3)........................................................         0                       0
  Senior Vice President Field Operations
J. Pierre Masse(3)..........................................................         0                       0
  Formerly Executive Vice President
  Marketing
Joseph H. Reich(4)(5).......................................................         0                       0
Stanley Tulchin(4)..........................................................         $ 5,600             10,000(6)
Anders C. Brag(4)...........................................................         $ 5,600             10,000(6)
R. Stuart Dickson(4)........................................................         $ 5,600             10,000(6)
Peter B. Foreman(4).........................................................         $ 5,600             10,000(6)
George Friedman(4)..........................................................         $ 5,600             10,000(6)
Sara Lee Schupf(4)..........................................................         $ 5,600             10,000(6)
Albert F. Sloan(4)..........................................................         $ 5,600             10,000(6)
Executive Group(2)..........................................................         0                       0
Non-Executive Director Group................................................         $39,200             70,000(4)
Non-Executive Officer Employee Group(3).....................................         $0                    21,500

(1)Benefits received by or allocated to each of the following for the last fiscal year assuming shareholder approval of proposed amendments.

(2)Based on closing price of $10.06 per Common Share on March 31, 1995.
(3)The proposed Second Amendment would have no effect on options granted to these individuals.
(4)Non-employee Directors and, excluding Mr. Brag and Ms. Schupf, nominees for election as Directors.
(5)Declined to accept options for 10,000 shares under Second Amendment.

(6)Includes grant of options for 10,000 shares to each non-employee Director on 8/25/94. Additional grants of options for 2,000 shares will be made to each non-employee Director after each annual meeting and options for 10,000 shares to each newly appointed non-employee Director. If the Third Amendment is adopted by
                                       14
   the shareholders on May 24, 1995, each non-employee Director on that date shall have the option to elect to receive Deferral Election Stock Options in lieu of cash Director's fees for the following year. The number of Deferral Election Stock Options that a non-employee Director may elect to receive will be equivalent to the value of the foregone fees, as determined by an independent valuation expert.

     The Second Amendment was approved by the Board of Directors on August 25, 1994. That date will be the effective date of the 1992 Plan as amended by the Second Amendment if the Second Amendment is approved by the shareholders at the Annual Meeting. If such shareholder approval is not obtained, all Formula Plan Options granted to non-employee Directors pursuant to the Second Amendment shall be null and void.
     The Second Amendment also includes a technical change to the 1992 Plan allowing for the transfer of unexercised options pursuant to a domestic relations order satisfying the conditions of the applicable sections of the Internal Revenue Code of 1986.

     The Second Amendment is being submitted to the shareholders for their approval in order to qualify the grant of Formula Plan Options for an exemption from the six-month, short-swing profit rules of Section 16(b) of the Securities and Exchange Act of 1934 (the "Section 16 Rules"). Unless a plan qualifies for an exemption under the Section 16 Rules (which qualification requires receipt of shareholder approval), the grant of an option to a non-employee Director could be matched with a sale of shares by the same Director to create liability under
Section 16(b). Under the 1992 Plan in its current form, the grant of discretionary options to Plan Administration Committee members, who all are non-employee Directors, may be considered the equivalent of a "purchase" of Company stock. Such a "purchase" could be matched with any stock sale by such Director within six months before or after and thereby possibly trigger Section 16 liability for the Director. The significant threat of Section 16 liability has effectively prevented the issuance of discretionary options under the 1992 Plan to non-employee Directors.
     The proposed Second Amendment is set forth in its entirety as Exhibit 1 hereto and will be voted on jointly with the Third Amendment as a single proposal at the Annual Meeting.
SUMMARY OF THE PROPOSED 1992 PLAN THIRD AMENDMENT
     The proposed Third Amendment to the 1992 Plan adds provisions pursuant to which non-employee Directors of the Company may elect annually to receive payment of all, but not less than all, of the fees for their services as Directors in the form of options ("Deferral Election Stock Options") to acquire Common Stock of the Company. By allowing non-employee Directors to receive Deferral Election Stock Options in lieu of cash compensation, the Third Amendment further encourages stock ownership in the Company by its non-employee Directors.
     Under the Third Amendment, non-employee Directors annually may elect to receive the compensation for services as a Director for the following year (not including the reimbursement of expenses) in the form of Deferral Election Stock Options. The Deferral Election Stock Options shall be granted at the commencement of the 12-month period for which the election has been made. The number of Deferral Election Stock Options granted to an electing non-employee Director in any year shall be an amount whose value, as determined by an independent valuation expert retained by the Plan Administration Committee, is equivalent on the date of grant to the cash compensation which the Director would otherwise have been entitled to receive for the year.
     In general, Deferral Election Stock Options become exercisable one year after the date of grant (or such longer period as the Plan Administration Committee may set) and are exercisable at a price equal to the
                                       15
market price of the Company's Common Stock at the close of business on the day prior to the date of grant. Deferral Election Stock Options become immediately exercisable upon a Director's death or disability or upon a change in control of the Company. If a Director's tenure ends for a reason other than death, disability or change in control, then the number of Deferral Election Stock Options granted for the year in which the tenure ends shall be reduced to reflect the amount of compensation actually earned by the Director in that year and the remaining Deferral Election Stock Options granted in that year shall be immediately exercisable. The tax treatment of Deferral Election Stock Options will be the same as the tax treatment of non-employee option holders subject to
Section 16(b) as described in the Summary of the Existing 1992 Plan.
     The Third Amendment was approved by the Board of Directors on March 8, 1995. The non-employee Directors may make an election on May 24, 1995 to receive Deferral Election Stock Options for the year period commencing on that date, subject to shareholder approval of the Third Amendment at the Annual Meeting on May 24, 1995. The proposed Third Amendment is set forth in its entirety as
Exhibit 2 hereto and will be voted on jointly with the Second Amendment as a single proposal at the Annual Meeting.
REASONS FOR SHAREHOLDER ADOPTION OF THE SECOND AND THIRD AMENDMENTS
     The Board of Directors believes that the 1992 Plan has been beneficial to the Company and its shareholders by more closely aligning the interests of key employees with the shareholders. The grant of options to key employees effectively reinforces the relationship between shareholder gains and participant rewards. The Board further believes that the 1992 Plan has allowed the Company to retain and motivate its key employees. The purpose of the Second and Third Amendments is to extend the 1992 Plan to effectively include non-employee Directors. As a result of the Second and Third Amendments, the Company and shareholders should benefit from the closer alignment of the economic interests and incentives of shareholders and non-employee Directors. The availability of Formula Plan Options and Deferral Election Stock Options also is intended to allow the Company to retain, and to recruit as necessary, highly qualified non-employee Directors who serve the critical function of providing essential "outsider" oversight, analysis and leadership to the Company. The Board of Directors acknowledges that current and future Directors will personally benefit from the approval of the proposed Amendments and in this connection the Board of Directors may be considered to have a conflict of interest. However, for the reasons stated above, approval of the Amendments is recommended by the Board of Directors.
     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENTS TO THE 1992 PLAN.

                                     ITEM 3
                  PROPOSAL TO AMEND CHARTER TO LIMIT POTENTIAL
                             LIABILITY OF DIRECTORS
     The Company's Board of Directors recommends that the shareholders consider and approve a proposal to amend the Company's Articles of Incorporation to include a new Article 11, which would limit the personal liability of the Company's Directors to the Company or its shareholders for monetary damages for certain breaches of fiduciary duty.
     The proposed Article 11 is consistent with Section 55-7(11) of the North Carolina Business Corporation Act (the "Business Corporation Act"), enacted by the General Assembly of North Carolina in July 1987 and effective October 1, 1987. This legislation, which is described more fully below, is designed, among other things, to encourage qualified individuals to serve as Directors of North Carolina corporations by permitting
                                       16

North Carolina corporations to include in their charters a provision limiting director's liability for monetary damages for breach of the duty of care.
Section 55-7(11) of the Business Corporation Act is an enabling provision only: an amendment to the Articles of Incorporation approved by shareholders is required to effect the permitted limitation on liability.
     The text of the proposed Article 11 is as follows:
     "Elimination of Certain Liability of Directors. No person who is serving or who has served as a director of the Corporation shall be personally liable to the Corporation or any of its shareholders for monetary damages for breach of duty as a director, except for liability with respect to (i) acts or omissions that the director at the time of such breach knew or believed were clearly in conflict with the best interests of the Corporation, (ii) any transaction from which the director derived an improper personal benefit, (iii) acts or omissions occurring prior to the effective date of this article or (iv) acts or omissions with respect to which the North Carolina Business Corporation Act does not permit the limitation of liability. As used herein, the term "improper personal benefit" does not include a director's reasonable compensation or other reasonable incidental benefit for or on account of his service as a director, officer, employee, independent contractor, attorney or consultant of the Corporation. No amendment or repeal of this article, nor the adoption of any provision to these Articles of Incorporation inconsistent with this article, shall eliminate or reduce the protection granted herein with respect to any matter that occurred prior to such amendment, repeal or adoption."
     The Company's Board of Directors believes that it is appropriate and advisable that the shareholders adopt the proposed amendment to the Articles of Incorporation and recommends that the shareholders vote to approve and adopt the proposed amendment. The adoption of the proposed amendment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. The amendment, if adopted, would be effected only by the filing of Articles of Amendment to such effect with the Secretary of State of North Carolina.
BACKGROUND AND REASONS FOR PROPOSED AMENDMENT
     In performing their duties, directors of a North Carolina corporation stand in a fiduciary relation to the Corporation and to its shareholders, and are required to discharge their duties as directors in good faith and "with that diligence and care which ordinarily prudent men would exercise under similar circumstances in like positions." Corporate directors, however, are only required to exercise reasonable care and business judgment; they are not guarantors that they will make no mistakes in the management of the corporation business, and they are not personally responsible for mere errors of judgment or slight omissions made in good faith, after appropriate consideration and determined by them to be in the best interests of the corporation and its shareholders. Such actions are protected by the so-called "business judgment rule." The business judgment rule is designed to protect a director from personal liability to the corporation or its shareholders when their business decisions are subsequently challenged. However, due to the expense of defending lawsuits, the frequency with which unwarranted litigation is brought against directors and the inevitable uncertainties with respect to the application of the business judgment rule to particular facts and circumstances, as a practical matter, directors and officers of a corporation rely on indemnity from, and insurance procured by, the corporation they serve as a financial backstop in the event of such expense or unforeseen liability. The North Carolina General Assembly has recognized that adequate insurance and indemnity provisions are often a condition of an individual's willingness to serve as a director of a North Carolina corporation. The Business Corporation Act has for some time specifically permitted corporations to provide indemnity and procure insurance for its directors and officers; the Corporation's bylaws presently provide for indemnification of officers and directors to the fullest extent permitted under North Carolina law against reasonable expenses incurred by them and reasonable
                                       17
payments made by them in connection with actions or claims against them in their capacities as directors or officers.
     Past changes in the market for directors and officers liability insurance have resulted at times in the unavailability for directors and officers of many corporations of any meaningful liability insurance coverage. Insurance carriers have in certain cases declined to renew existing directors and officers liability policies, or have increased premiums to such an extent that the cost of obtaining such insurance becomes prohibitive. Moreover, policies may exclude coverage for areas where the service of qualified independent directors is most needed. For example, many policies do not cover liabilities or expenses arising from directors and officers activities in response to attempts to take over a corporation. Such limitations on the scope of insurance coverage, along with high deductibles and low limits of liability, can undermine meaningful directors and officers liability insurance coverage.
     Although the Company has to date been able to obtain insurance coverage for directors and officers on a basis which it believes acceptable, the Company has experienced the increase in premiums and limitations in the scope of coverage that are symptomatic of the problems generally in the liability insurance industry. Moreover, the Company's current policies expire yearly. Hence, the Company is exposed to yearly renegotiation of premiums and coverage, as well as cancellation, in the future. The proposed amendment is designed to assure that the Company's directors and officers do not lose the protection they have had in the past if insurance coverage continues to decrease or becomes unavailable.
     According to published sources, the inability of corporations to provide meaningful director and officer liability insurance has had a damaging effect on the ability of public corporations to recruit and retain corporate directors. Although the Company has not directly experienced this problem, the Company's Board of Directors believes that the Company should take every possible step to ensure that the Company will continue to be able to attract the best possible officers and directors.
     In July of 1987, the North Carolina General Assembly enacted an amendment to the Business Corporation Act to permit North Carolina corporations to limit director liability under certain circumstances. Other states, including Delaware, have passed similar statutes, and corporations in North Carolina and elsewhere have broadly incorporated provisions limiting director liability into their charters. The proposed amendment to the Articles of Incorporation is consistent with the North Carolina amendment. The primary purpose of the proposed amendment and the reason it is being recommended to shareholders is to ensure that the Company will continue to be able to attract individuals of the highest quality and ability to serve as its Directors.
PROPOSED AMENDMENT
     Proposed Article 11 would protect the Company's Directors from personal liability for breaches of their fiduciary duty as a Director. If adopted by the shareholders, proposed Article 11 would absolve Directors of liability for negligence in the performance of their duties, including gross negligence. Directors would remain liable for acts or omissions not made in good faith that the Director at the time of such breach knew or believed were in conflict with the best interests of the corporation and for liability in connection with any transaction from which the Director derived an improper personal benefit. Proposed Article 11 would likely not absolve Directors of liability under
Section 55-32 of the Business Corporation Act, which makes Directors personally liable for unlawful dividends or unlawful stock repurchases or redemptions, for the making of loans or guarantees to or in favor of Directors, officers or dominant shareholders of the Company and certain other matters. The proposed
Article 11 would not be applicable to acts or omissions that occur prior to the date the
                                       18
provision becomes effective, and would not eliminate or limit liability of Directors arising in connection with causes of action brought under federal securities laws.
     Proposed Article 11 provides Directors with protection from awards of monetary damages for breach of their duty as a Director; it does not eliminate the Director's fiduciary duties of good faith and due care. Accordingly, proposed Article 11 would have no effect on the availability of equitable remedies such as an injunction or rescission based upon a Director's breach of the duty of due care. In addition, proposed Article 11 would apply only to claims against a Director arising out of his or her role as a Director, and would not apply, if he or she is also an officer, to his or her role as an officer or in any capacity other than that of a Director. Under proposed Article 11, Directors would not be liable for money damages for a grossly negligent business decision made in connection with attempts to acquire the Company.
     The Board of Directors acknowledges that current and future Directors would personally benefit from the approval of the foregoing amendment and in this connection the Board of Directors may be considered to have a conflict of interest. However, for the reasons stated in this section captioned "Background and Reasons for Proposed Amendment," approval of such amendment is recommended by the Board of Directors.
     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION.
                                     ITEM 4
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
     The Board of Directors has recommended that KPMG Peat Marwick, which firm has been the independent accountants of the Company since 1990, be continued as the Company's independent accountant for the fiscal year ending January 28, 1996. Services provided to the Company and its subsidiaries by KPMG Peat Marwick with respect to fiscal year 1994 included the examination of the Company's consolidated financial statements, limited reviews of quarterly reports, services related to filings with the Securities and Exchange Commission and consultations on various tax and information services matters. Representatives of KPMG Peat Marwick will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.
     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE 1995 FISCAL YEAR.
                                     ITEM 5
                                 OTHER BUSINESS
MATTERS TO BE PRESENTED
     As of the date of this proxy statement, the only business which the Board of Directors intends to present, and knows that others will present, at the meeting is that hereinabove set forth. If any other matter or matters are properly brought before the meeting or any adjournments or postponements thereof, the persons named in the accompanying form of proxy will vote the proxy on such matters in accordance with their best judgment.
SHAREHOLDERS' PROPOSALS
     If a shareholder intends to present a proposal at the 1996 Annual Meeting of Shareholders of the Company, such a proposal, if otherwise eligible for inclusion in Management's proxy statement under the rules
                                       19
promulgated by the Securities and Exchange Commission, must be received at the Company's principal executive offices shown on the first page of this proxy statement no later than December 18, 1995, in order to be included in Management's proxy statement for that meeting.
SOLICITATION
     The expenses of the solicitation of proxies, including the costs of preparing and distributing the proxy materials, the handling and tabulation of proxies received and charges of brokerage houses and other institutions, nominees or fiduciaries in forwarding such documents to beneficial owners, will be paid by the Company. In addition to the mailing of proxy materials, solicitation may be made in person or by telephone or facsimile by Directors, Officers or regular employees of the Company, or by other persons who may be engaged to perform soliciting activities. The Company presently plans to engage Wachovia Bank of North Carolina, N.A., to assist in the soliciting of proxies from street name holders of shares. The anticipated cost is approximately $5,000.
ADDITIONAL INFORMATION AVAILABLE ON REQUEST
     THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT FISCAL YEAR. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO MR. BRUCE A. FISHER, PCA INTERNATIONAL, INC., 815 MATTHEWS-MINT HILL ROAD, MATTHEWS, NORTH CAROLINA 28105.
                                          By order of the Board of Directors,
                                          Bruce A. Fisher
                                          Senior Vice President and Secretary
April 24, 1995
                                       20

                                                                       EXHIBIT 1
                  SECOND AMENDMENT TO PCA INTERNATIONAL, INC.
                      1992 NON-QUALIFIED STOCK OPTION PLAN
1.  PURPOSE.
     The purpose of this Second Amendment to PCA International, Inc. 1992 Non-Qualified Stock Option Plan (this "Amendment") is to include a formula pursuant to which PCA International, Inc. will award stock options to its non-employee directors.
2.  DEFINITIONS.
     (a) Terms used in this Amendment and not defined herein shall have the meanings ascribed to them in the PCA International, Inc. 1992 Non-Qualified Stock Option Plan (the "Plan").
     (b) Paragraph 2(h) of the Plan is amended by inserting the phrase ", except with respect to a non-employee director," after the words "Normal Retirement" at the beginning of the Paragraph.
     (c) Paragraph 2(j) of the Plan is amended by inserting the following at the end thereof:
     The term "Discretionary Stock Option" or "Discretionary Stock Options" shall mean and refer to any option authorized and granted by the Plan Administration Committee at its discretion pursuant to Paragraph 6(a)(i). The term "Formula Plan Option" or "Formula Plan Options" shall mean and refer to any option issued to a member of the Board of Directors pursuant to Paragraph 6(a)(ii).
3.  ADMINISTRATION.
     Paragraph 3(b) of the Plan is amended by inserting the phrase "In the case of Discretionary Stock Options issued pursuant to Paragraph 6(a)(i)," at the beginning thereof.
4.  ELIGIBILITY.
     Paragraph 4 of the Plan is amended by deleting it in its entirety and substituting therefor the following paragraphs:
          (a) Discretionary Stock Options may be granted to key employees of the Company or any of its Subsidiaries, including directors and officers of the Company who are also key employees.
          (b) Formula Plan Options may be granted only to members of the Board of Directors who are not also employees.
5.  TERMS AND CONDITIONS OF OPTION GRANTS.
     (a) Paragraph 6(a) of the Plan is amended by deleting the subparagraph heading "(a)" and the words "Stock options" at the beginning thereof and substituting therefor the subparagraph heading "(a)(i)", and the words "Discretionary Stock Options."
     (b) Paragraph 6(a) of the Plan is further amended by inserting the following as Paragraph 6(a)(ii) thereof:
          (ii)(A) Formula Plan Options granted pursuant to this Plan shall be issued pursuant to the terms and conditions set forth in Paragraphs 6(a)(ii)(B) through 6(a)(ii)(D) hereof and shall be evidenced by an
                                       21

     Agreement substantially in the form of Exhibit B which is attached hereto and is hereby incorporated by reference, with such changes therein as the Board of Directors shall from time to time approve, all subject to the limitations hereinafter set forth in this Paragraph 6.
          (B) On August 25, 1994, each member of the Board of Directors who is not an employee shall receive, as of such date, subject to subsequent approval by the Company's shareholders required by Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, an option to purchase 10,000 shares of Common Stock, and thereafter, each new member of the Board of Directors who is not an employee shall receive, upon his or her becoming a director, subject to any subsequent approval by the Company's shareholders required by Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, an option to purchase 10,000 shares of Common Stock.
          (C) On the day following the Company's annual meeting of shareholders each year, every member of the Board of Directors who is not an employee shall receive an option to purchase 2,000 shares of Common Stock.
          (D) The Option Price per share of all Formula Plan Options granted hereunder shall be the per share fair market value of the Common Stock on the date the option is granted, determined in accordance with Paragraph 7(b) of this Plan.
          (E) The provisions of the formula contained in Paragraphs 6(a)(ii)(A)
     - 6(a)(ii)(D) of this Plan shall not be altered or amended more often than once every six (6) months except as necessary to comply with the Internal Revenue Code of 1986, as amended, or the rules thereunder.
          (F) The formula contained in Paragraph 6(a)(ii)(A) - 6(a)(ii)(D) of this Plan is intended to comply with Rule 16b-3(c)(2)(ii) promulgated under
     Section 16(b) of the Securities Exchange Act of 1934.
     (c) Paragraph 6(c) of the Plan is amended by adding the words "or Exhibit B" after the words "Exhibit A".
     (d) Paragraph 6(e) of the Plan is amended by deleting it in its entirety and substituting therefor the following:
     (e) The grant date for each Discretionary Stock Option shall be the date upon which the grant of the Discretionary Stock Option is approved by the Plan Administration Committee, which shall be the effective date of the Agreement evidencing such options, or such later date as the Plan Administration Committee may specify in the Agreement. The grant date for each Formula Plan Option shall be the date upon which the Formula Plan Option is granted pursuant to Paragraph 6(a)(ii)(B) or Paragraph 6(a)(ii)(C). Provided, however, that for the purposes of Sections 16(a) and 16(b) of the Securities Exchange Act only, the grant date of any Discretionary Stock Option or Formula Plan Option subject to subsequent approval by the Company's shareholders of the Plan or any amendment thereto shall be the date upon which such approval is duly obtained. For all other purposes under this Plan, unless otherwise stated, the grant date for any Discretionary Stock Option or any Formula Plan Option subject to subsequent shareholder approval shall be the date upon which the grant of the option is approved by the Plan Administration Committee or automatically issued as a Formula Plan Option.
                                       22

6.  OPTION PRICE.
     The phrase "Discretionary Stock Option" shall replace the first word "options" in the second sentence of Paragraph 7(a) of the Plan. The following sentence shall be inserted after the second sentence:
     The Option Price for all Formula Plan Options granted under the Plan shall be the per share fair market value of the Common Stock on the date the option is granted, determined in accordance with Paragraph 7(b) of this Plan.
7.  NONTRANSFERABILITY.
     The phrase "or pursuant to a domestic relations order, as defined in
Section 414(p)(1)(B) of the Internal Revenue Code of 1986, which satisfies the conditions of Section 414(p)(1)(A) of the Internal Revenue Code of 1986," shall be inserted in Paragraph 9 of the Plan after the word "distribution".
8.  CLAIM TO STOCK OWNERSHIP OR DIRECTORSHIP RIGHTS.
     The phrase "Discretionary Stock Options" shall replace the word "options" in the first sentence of Paragraph 12 of the Plan. The third sentence shall be deleted in its entirety and replaced with the following sentence:
     Neither this Plan nor any action taken hereunder shall be construed as giving any employee or member of the Board of Directors any rights to be retained as an employee of the Company or any of its Subsidiaries or as a member of the Board of Directors.
9.  COMPLIANCE WITH FEDERAL REGULATIONS.
     The following paragraph shall be added to the Plan as Paragraph 19:
     With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Securities Exchange Act of 1934. To the extent any provision of the Plan or this Amendment or any action by the Plan Administration Committee fails to so comply, such provisions, the Plan, this Amendment, or such action shall be deemed null and void, to the extent permitted by law and deemed advisable by the Plan Administration Committee.
10.  DATE OF THE AMENDMENT AND APPROVAL OF SHAREHOLDERS.

     This Amendment is dated August 25, 1994, which is the date upon which the Board of Directors adopted this Amendment. This Amendment is subject to the approval by affirmative vote of the holders of a majority of the shares present, either in person or by proxy, and entitled to vote at a duly held meeting of the shareholders at which a quorum is present representing a majority of all outstanding shareholders either in person or by proxy. If such shareholder approval is not obtained, all options granted to non-employee directors pursuant to Paragraph 6(a)(ii) of the amended Plan shall be null and void.

                                                                       EXHIBIT 2
                   THIRD AMENDMENT TO PCA INTERNATIONAL, INC.
                      1992 NON-QUALIFIED STOCK OPTION PLAN
1.  PURPOSE.
     The purpose of this Third Amendment to PCA International, Inc. 1992 Non-Qualified Stock Option Plan (this "Amendment") is to include provisions pursuant to which non-employee members of the Board of Directors of PCA International, Inc., may elect to receive payment of fees for their services as directors in the form of options to acquire common stock of PCA International, Inc., thus encouraging stock ownership in the Company by its non-employee directors.
2.  DEFINITIONS.
     (a) Terms used in this Amendment and not defined herein shall have the meanings ascribed to them in the PCA International, Inc. 1992 Non-Qualified Stock Option Plan (the "Plan").
     (b) Paragraph 2(j) of the Plan, as previously amended, is further amended by inserting the following at the end thereof:
     The term "Deferral Election Stock Option" shall mean and refer to any option issued to a non-employee member of the Board of Directors pursuant to the election of such Director to receive such option in lieu of cash made in accordance with Paragraph 6(a)(iii).
     (c) Paragraph 2 of the Plan is further amended by adding the following as a new Paragraph 2(p):
     The term "Initial Election Date" shall mean, for each member of the Board of Directors, the later to occur of (i) the date the Third Amendment to the Plan is adopted by the Board of Directors, or (ii) the date of such member's initial election or appointment to the Board of Directors.
3.  ADMINISTRATION.
     Paragraph 3(b) of the Plan is amended by inserting the phrase "In the case of Discretionary Stock Options issued pursuant to Paragraph 6(a)(i)," at the beginning thereof.
4.  ELIGIBILITY.
     Paragraph 4(b) of the Plan, as previously amended, is further amended by deleting it in its entirety and substituting therefor the following paragraph:
          (b) Formula Plan Options and Deferral Election Stock Options may be granted only to members of the Board of Directors who are not also employees.
5.  TERMS AND CONDITIONS OF OPTION GRANTS.
     (a) Paragraph 6(a) of the Plan, as previously amended, is further amended by inserting the following as Paragraph 6(a)(iii) thereof:
          (iii)(A) Deferral Election Stock Options granted pursuant to this Plan shall be issued pursuant to the terms and conditions set forth in Paragraphs 6(a)(iii)(B) through 6(a)(iii)(E) hereof and shall be evidenced
                                       24
     by an Agreement substantially in the form of Exhibit C, which is attached hereto and is hereby incorporated by reference, with such changes therein as the Board of Directors shall from time to time approve, all subject to the limitations hereinafter set forth in this Paragraph 6.
          (B) Each year, at least six (6) months prior to the Company's next scheduled annual meeting of shareholders (or, for non-employee members of the Board of Directors whose Initial Election Date shall fall within the period of six months prior to the next scheduled annual meeting, on said Initial Election Date), each non-employee member of the Board of Directors may, subject to any subsequent approval by the shareholders of the Company required by Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, make an irrevocable election to receive, in lieu of all (but not less than all) cash compensation to which such member would otherwise be entitled as a member of the Board of Directors and any committee thereof (other than reimbursement for expenses) for the period from the next scheduled annual meeting to the day prior to the following annual meeting, an option granted in accordance with the formula set forth hereinbelow; PROVIDED, HOWEVER, that a non-employee member of the Board of Directors may make his or her first election on, or at any time prior to, his or her Initial Election Date. Subject to adjustment pursuant to Paragraph 5(b) of the Plan, an election made hereunder shall be effective, beginning on the Initial Election Date or the annual meeting dates following subsequent elections, for the grant of such number of Deferral Election Stock Options as is determined by the Plan Administration Committee to constitute an amount of options equivalent to the cash compensation elected to be foregone. In making such determination of equivalency, the Plan Administration Committee shall rely upon the opinion of an independent valuation expert of recognized standing.
          Each such election shall be in writing and shall be delivered to the Secretary of the Company. The date of grant of any such Deferral Election Stock Option shall be such non-employee member's Initial Election Date or the annual meeting date following a subsequent election. Any non-employee member of the Board of Directors who has been granted a Deferral Election Stock Option may be granted additional options under the Plan. The Company shall effect the granting of Deferral Election Stock Options by the execution of an Agreement substantially in the form of Exhibit C, which is attached hereto and hereby incorporated by reference.
          (C) The Option Price per share of all Deferral Election Stock Options granted hereunder shall be the per share fair market value of the Common Stock on the date the option is granted, determined in accordance with Paragraph 7(b) of this Plan.
          (D) Subject to acceleration as provided below, after one (1) year, or such greater number of years as the Plan Administration Committee shall determine, from the date of grant, a Deferral Election Stock Option shall become exercisable for all shares of Common Stock covered thereby. If the tenure as a Director of any non-employee member of the Board of Directors ends during the 1-year period for which cash compensation has been waived, however, such non-employee member's rights in such option shall be as follows:
             (i) Upon the death or Disability of such non-employee member during such 1-year period, each Deferral Election Stock Option shall become immediately exercisable as to 100% of the shares of Common Stock covered thereby;
             (ii) If the tenure as a Director of any non-employee member of the Board of Directors ends during such 1-year period for any reason other than death or Disability, a portion of the shares of Common Stock covered thereby shall become immediately exercisable as follows:
                                       25

                (Y) The shares of Common Stock covered by a Deferral Election Stock Option attributable to the election to forgo cash fees for the 1-year period in which such non-employee member's tenure terminates shall be prorated and such option shall become immediately exercisable to the extent of that portion of the shares of Common Stock attributable to the time served as a Director during that 1-year period; and
                (Z) As to the balance of the shares of Common Stock covered by such Deferral Election Stock Option for such 1-year period, such option shall lapse immediately.
          Notwithstanding the foregoing, upon the occurrence of a change in control, each Deferral Election Stock Option outstanding under this Plan shall become immediately exercisable as to all of the shares of Common Stock covered thereby. Once any portion of a Deferral Election Stock Option becomes exercisable, it shall remain exercisable for the lesser of (1) 10 years after the date of grant or (2) one year after the tenure of a non-employee member of the Board of Directors terminates for any reason.
          (E) The grant of Deferral Election Stock Options is intended to comply in all respects with Rule 16b-3(d)(1) promulgated under Section 16(b) of the Securities Exchange Act of 1934 such that all Deferral Election Stock Options issued under the Plan shall be exempt from Section 16(b) of the Securities Exchange Act of 1934. The provisions of the Plan relating to Deferral Election Stock Options shall not be altered or amended more often than once every six (6) months except as may be allowed by Rule 16b-3.
     (b) Paragraph 6(c) of the Plan is amended by adding the words "or Exhibit C" after the words "Exhibit B."
     (c) Paragraph 6(e) of the Plan is amended by deleting it in its entirety and substituting therefor the following:
          (e) The grant date for each Discretionary Stock Option shall be the date upon which the grant of the Discretionary Stock Option is approved by the Plan Administration Committee, which shall be the effective date of the Agreement evidencing such options, or such later date as the Plan Administration Committee may specify in the Agreement. The grant date for each Formula Plan Option shall be the date upon which the Formula Plan Option is granted pursuant to Paragraph 6(a)(ii)(B) or Paragraph 6(a)(ii)(C). The grant date for each Deferral Election Stock Option for the non-employee member electing such option shall be the Initial Election Date or the annual meeting date following a subsequent election. Provided, however, that for the purposes of Sections 16(a) and 16(b) of the Securities Exchange Act only, the grant date of any Discretionary Stock Option, Formula Plan Option, or Deferral Election Stock Option subject to subsequent approval by the Company's shareholders of the Plan or any amendment thereto shall be the date upon which such approval is duly obtained. For all other purposes under this Plan, unless otherwise stated, the grant date for any Discretionary Stock Option or any Formula Plan Option subject to subsequent shareholder approval shall be the date upon which the grant of the option is approved by the Plan Administration Committee or automatically issued as a Formula Plan Option, and the grant date for any Deferral Election Stock Option shall be the Initial Election Date or the annual meeting date following a subsequent election for the non-employee member electing such option.
                                       26

6.  OPTION PRICE.
     Paragraph 7(a) of the Plan, as previously amended, is further amended by modifying the third sentence thereof to read as follows:
     The Option Price for all Formula Plan Options and all Deferral Election Stock Options granted under the Plan shall be the per share fair market value of the Common Stock as of the close of business on the day preceding the date the option is granted, determined in accordance with Paragraph 7(b) of this Plan.
7.  DATE OF THE AMENDMENT AND APPROVAL OF SHAREHOLDERS.
     This Third Amendment is dated March 8, 1995, which is the date upon which the Board of Directors adopted this Amendment. This Amendment is subject to the approval by affirmative vote of the holders of a majority of the shares present, either in person or by proxy, and entitled to vote at a duly held meeting of the shareholders at which a quorum is present representing a majority of all outstanding shareholders either in person or by proxy. If such shareholder approval is not obtained, all Deferral Election Stock Options granted to non-employee members of the Board of Directors pursuant to Paragraph 6(a)(iii) of the amended Plan shall be null and void and all elections previously made by any such non-employee members shall be automatically canceled.
                                       27